Exhibit 10.3

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 18, 2013 (this “Amendment”) is entered into by Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), Inciativas Culturales De España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), Citibank, N.A. as successor Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and certain financial institutions listed on the signature pages hereto.

RECITALS

A.  Reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, as it has been or may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, by and among the Parent Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent.

B.  Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

C.  The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 6 hereof.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  On the Amendment Effective Date (as defined below), the following amendments are made to the Credit Agreement:

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“First ARCA Amendment Effective Date” shall mean January 18, 2013.”

“Series B New Term Loan Joinder Agreement” shall mean that Joinder Agreement dated as of January 18, 2013 among the Series B New Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent.

“Series B New Term Loan Lenders” shall mean, at any time, any Lender that has a Series B New Term Loan, and any successors or assigns of the Series B New Term Loan

Lenders.

“Series B New Term Loans” shall mean the New Term Loans in an aggregate principal amount of $250,000,000 made to the Parent Borrower under the Series B New Term Loan Joinder Agreement.

(b)  The definition of “Series 2018 Extended Term Loan” in Section 1.1 of the Credit agreement is hereby amended by adding the following at the end thereof:

“The Series B New Term Loans shall be deemed Series 2018 Extended Term Loans for all purposes of this Agreement, other than Section 2.5(b)(iii).”

(c)  The final sentence of Section 2.14(a) of the Credit agreement is hereby deleted in its entirety and replaced with the following:

“Any New Term Loans made on an Increased Amount Date may, as agreed to by the Parent Borrower and the New Term Lenders making such New Term Loans, be designated as a separate series (“Series”) of New Term Loans or a part of an existing Series or Class of Term Loans, in each case for all purposes of this Agreement. Without limiting the foregoing, the Series B New Term Loans shall be deemed to be of the same Series and Class as the Series 2018 Extended Term Loans for all purposes under the Credit Agreement, other than Section 2.5(b)(iii).”

(d)  Section 5.1(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(c) In the event that, on or prior to the date that is six months after the First ARCA Amendment Effective Date, the Parent Borrower (x) makes any prepayment of any Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans) in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans), the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Series 2018 Extended Term Lenders and Series B New Term Loan Lenders, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans) being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the Series 2018 Extended Term Loans (including, for the avoidance of doubt, any Series B New Term Loans) outstanding immediately prior to such amendment.”

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:

(a)  The representations and warranties set forth in Section 8 of the Credit

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Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)  Each Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Borrower. The execution and delivery of this Amendment and the performance of the Credit Agreement by each Borrower do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)  This Amendment has been duly executed and delivered by each Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(d)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a)  the Administrative Agent shall have received from each of the Borrowers and the Lenders constituting Required Lenders, a duly executed and delivered counterpart of this Amendment signed on behalf of such party;

(b)  the Administrative Agent shall have received the executed legal opinions of DLA Piper LLP (US), counsel to the Parent Borrower, together with all other legal opinions reasonably requested by Administrative Agent in connection with this Amendment, in each case in form and substance reasonably satisfactory to the

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Administrative Agent;

(c)  the Administrative Agent shall have received (i) for its account or the account of each Lender entitled thereto all fees in connection with this Amendment agreed to prior to the Amendment Effective Date and all amounts due and payable to the Administrative Agent on or prior to the Amendment Effective Date pursuant to the Credit Documents, including, to the extent invoiced prior to the date hereof, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document; and

(d)  the Administrative Agent shall have received the Series B New Term Loan Joinder Agreement executed and delivered by the Series B New Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent contemporaneously with the effectiveness of this Amendment.

The date on which such conditions have been satisfied (or waived by the Administrative Agent) is referred to herein as the “Amendment Effective Date”.

SECTION 4.  Effect of Amendment.  Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the Amendment Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 5.  Consent.  Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.  Section 14.13 of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT

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TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC., as
Parent Borrower

By:	/s/ Eilif Serck-Hanssen
Name:	Eilif Serck-Hanssen
Title:	Executive Vice President and
Chief Financial Officer

INICIATIVAS CULTURALES DE
ESPANA S.L., as Foreign Subsidiary Borrower

By:	/s/ Eilif Serck-Hanssen
Name:	Eilif Serck-Hanssen
Title:	Director

[Signature Page to First Amendment]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Caesar W. Wyszomirski
Name:	Caesar W. Wyszomirski
Title:	Vice President

[Signature Page to First Amendment]

LATITUDE CLO I, LTD,
as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

[Signature Page to First Amendment]

LATITUDE CLO III, LTD,
as a Lender

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

[Signature Page to First Amendment]

GoldenTree High Yield Value Fund Offshore (Strategic), Limited, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

The University of Chicago, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Unipension Invest F.M.B.A. High Yield obligationer, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Swiss Capital Pro Loan V PLC, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Swiss Capital Pro Loan III PLC, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

SC Pro Loan II Limited, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

CenturyLink, Inc. Defined Benefit Master Trust, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Absalon II Limited, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Stichting PGGM Depositary, acting in its capacity as depositary of PGGM High Yield, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

City of New York Group Trust, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree High Yield Value Fund Offshore 110 Limited, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

New Mexico Educational Retirement Board, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Hcal thNet of California, Inc., as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GN3 SIP Limited, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree 2004 Trust, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

Dignity Health, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree Loan Opportunities III, Limited, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree Loan Opportunities IV, Limited, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree Loan Opportunities V, Limited, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

GoldenTree Loan Opportunities VI, Limited, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to First Amendment]

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Allied World Assurance Company, Ltd
By: BlackRock Financial Management, Inc., its Investment Manager

JPMBI re Blackrock Bankloan Fund
By: BlackRock Financial Management Inc., as Sub-Advisor

BlackRock Floating Rate Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Strategic Bond Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

BlackRock High Yield Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BMICLO I
By: BlackRock Financial Management, Inc., its Investment Manager

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Global Long/Short Credit Fund of BlackRock Funds
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Funds II, BlackRock High Yield Bond Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
By: BlackRock Advisors, LLC, its Sub-Advisor

BlackRock Secured Credit Portfolio of BlackRock Funds II By: BlackRock Financial Management Inc., its Sub-Advisor

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio By: BlackRock Financial Management, Inc., its Registered Sub-Advisor

BlackRock Senior Income Series II
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock Senior Income Series V
By: BlackRock Financial Management, Inc., its Collateral Manager

[Signature Page to First Amendment]

BlackRock Senior Income Series V Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

Strategic Income Opportunities Bond Fund
By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

BlackRock Corporate High Yield Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Corporate High Yield Fund III, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Fixed Income Value Opportunities
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Global Investment Series: Income Strategies Portfolio By: BlackRock Financial Management, Inc., its Sub-Advisor

Adfam Investment Company LLC
By: BlackRock Financial Management, Inc., its Investment Advisor

Houston casualty Company
By: BlackRock Investment Management, LLC, its Investment Manager

U.S. Specialty Insurance Company
By: BlackRock Investment Management, LLC, its Investment Manager

BlackRock High Income Shares
By: BlackRock Financial Management, Inc., its Sub-Advisor

Alterra Bermuda Limited
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Corporate High Yield Fund VI, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Corporate High Yield Fund V, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Ironshore Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor

Magnetite VI, Limited
By: BlackRock Financial Management, Inc., Its Collateral Manager

[Signature Page to First Amendment]

BlackRock Fixed Income Portable Alpha Master Series Trust
By: BlackRock Financial Management, Inc., its Investment Advisor

Permanens Capital L.P.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

Scor Global Life Americas Reinsurance Company
By: BlackRock Financial Management, Inc., its Investment Manager

as a Lenders

By:	/s/ C. Adrian Marshall
Name:	C . Adrian Marshall
Title:	Authorized Signatory

[Signature Page to First Amendment]

Future Fund Board of Guardians, as a Lender
By: Sankaty Advisors, LLC, as its Investment Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Chatham Light II CLO, Limited, as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Community Insurance Company, as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Drawbridge Investment Limited, as a Lender
By: Sankaty Advisors, LLC as Authorized Agent

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Nash Point CLO, as Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Qantas Superannuation Plan, as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund, as a Lender
By: Sankaty Advisors LLC, it Investment Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Race Point III CLO, as Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Race Point IV CLO, Ltd., as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Race Point V CLO, Limited, as a Lender
By: Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Race Point VI CLO, Ltd, as Lender
By: Sankaty Advisors LLC, as Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Race Point VII CLO, Limited, as a Lender
By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Sankaty High Income Partnership, L.P.. as a Lender
By: Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

Sankaty Senior Loan Fund, L.P., as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

WellPoint, Inc., as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

[Signature Page to First Amendment]

FORE CLO LTD.2007-I, as a Lender
By: Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name:	Daniel Agranoff
Title:	Chief Financial Officer, Fore Research & Management, LP

[Signature Page to First Amendment]

Wells Fargo Principal Lending, LLC., as a Lender

By:	/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	Executive Vice President

[Signature Page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:

ACE American Insurance Company, as a Lender
By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Jonathan Siegel
Name:	Jonathan Siegel
Title:	Vice President

[Signature Page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Jonathan Siegel
Name:	Jonathan Siegel
Title:	Vice President

[Signature Page to First Amendment]

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Jonathan Siegel
Name:	Jonathan Siegel
Title:	Vice President

This consent is made by  the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Jonathan Siegel
Name:	Jonathan Siegel
Title:	Vice President

[Signature Page to First Amendment]

VENTURE XII CLO, Limited, as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Port folio Manager

DUANE STREET CLO IV, LTD., as a
Lender
By: Citigroup Alternative Investments LLC,
as Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Director

[Signature Page to First Amendment]

Ivy High Income Fund, as a Lender

By:	/s/ Bryan C. Krug
Name:	Bryan C. Krug
Title:	Sr. Vice President

[Signature Page to First Amendment]

Draco Dollar Funding Ltd., as a Lender

By:	/s/ Sinsia Krnic
Name:	Sinsia Krnic
Title:	Director

[Signature Page to First Amendment]

Vela Dollar Funding Ltd., as a Lender

By:	/s/ Sinsia Krnic
Name:	Sinsia Krnic
Title:	Director

BlueMountain CLO II, LTD, as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

[Signature Page to First Amendment]

BlueMountain CLO III, LTD, as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

By:	/s/ Jack Chau
Name:	Jack Chau
Title:	Associate

[Signature Page to First Amendment]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Associate Vice President

[Signature Page to First Amendment]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Associate Vice President

[Signature Page to First Amendment]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Associate Vice President

[Signature Page to First Amendment]

Venture IX CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

[Signature Page to First Amendment]

Venture VIII CDO, Limited, as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

[Signature Page to First Amendment]

Venture V CDO Limited, as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

Venture VI CDO Limited, as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

[Signature Page to First Amendment]

Venture VII CDO Limited, as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Managing Director

[Signature Page to First Amendment]

Venture XI CLO, Limited, as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name:	Atha Baugh
Title:	Portfolio Manager

Citibank N.A. - Secondary Trading Leverage 8 ALT, as a Lender

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-in-fact

[Signature Page to First Amendment]

PEP PMT SFF (Cayman) No. 2 Ltd, as a Lender

By:	/s/ Bryan Martoka
Name:	Bryan Martoka
Title:	CFO

[Signature Page to First Amendment]

Nuveen Credit Strategies Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Nuveen Floating Rate Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Nuveen Floating Rate Income Opportunity Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Nuveen Senior Income Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Nuveen Short Duration Credit Opportunities Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Symphony CLO IV LTD., as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

Symphony CLO VIII,
Limited Partnership, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

LeverageSource V S.A.R.L, as a Lender

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Class A Manager

By:	/s/ Laurent Ricci
Name:	Laurent Ricci
Title:	Class B Manager

[Signature Page to First Amendment]

Symphony CLO IX, Limited Partnership, as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Symphony CLO V LTD., as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

Symphony CLO VII, LTD. as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Signature Page to First Amendment]

ALM IV, Ltd, as a Lender
By: Apollo Credit Management (CLO), LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to First Amendment]

ALM VII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

[Signature Page to First Amendment]

DOUBLE HAUL TRADING, LLC, as a Lender

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name:	Douglas Weltz
Title:	Director

[Signature Page to First Amendment]

LeverageSource III S.ar.1., as a Lender

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Director

[Signature Page to First Amendment]

LSR Loan Funding LLC, as a Lender

By: Citibank N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

[Signature Page to First Amendment]

Doral CLO I , Ltd ., as a Lender

By:	/s/ John Finan
Name:	John Finan
Title:	Managing Director

[Signature Page to First Amendment]

ICE 1: EM CLO Limited, as a Lender

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to First Amendment]

ICE Global Credit CLO Limited, as a Lender

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[Signature Page to First Amendment]

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Fund, as a Lender by Goldman Sachs Asset Management
L.P. as investment advisor, as a Lender

By:	/s/Kadia Huong
Name:	Kadia Huong
Title:	Vice President

[Signature Page to First Amendment]

Northrop Grumman Pension Master Trust as a Lender
by Goldman Sachs Asset Management;
L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/Kadia Huong
Name:	Kadia Huong
Title:	Vice President

[Signature Page to First Amendment]

Morgan Stanley Senior Funding, Inc, as a Lender

By:	/s/ Allen Chang
Name:	Allen Chang
Title:	Vice President

[Signature Page to First Amendment]

CITIBANK INTERNATIOANL PLC SPAIN BRANCH, as a Lender

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

[Signature Page to First Amendment]

CITICORP NORTH AMERICA, INC - ORIGINATIONS, as a Lender

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Vice President

[Signature Page to First Amendment]

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to First Amendment]

KIL Loan Funding, LLC, as a Lender

By: Citibank N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

[Signature Page to First Amendment]

Kilimanjaro Fund I, L.P., as a Lender

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

[Signature Page to First Amendment]

City of New York Group Trust, as a Lender

By: The Comptroller of the City of New York By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

AbitibiBowater Fixed Income Master Trust Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

5180 CLO LP, as a Lender
By: Guggenheim Partners Investment Management, LLC
As Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

CLC Leveraged Loan Trust, as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

COPPER RIVER CLO LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Guggenheim Build America Bonds Managed Duration, as a Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Guggenheim Private Debt Fund Note Issuer, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO, as a Lender

By: Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

IAM National Pension Fund, as a Lender

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Intel Corporation Profit Sharing Retirement Plan, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Mercer Field CLO LP, as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

NZCG Funding Ltd, as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Odyssey America Reinsurance Corporation, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Orpheus Funding LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Principal Fund, Inc. - Global Diversified Income Fund, as a Lender

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Reliance Standard Life Insurance Company, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Renaissance Reinsurance Ltd., as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Retirement System of the Tennessee Valley Authority, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Rydex Series Funds - Long Short Interest Rate Strategy Fund, as a Lender

By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

SANDS POINT FUNDING LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

SEI Institutional Managed Trust-Multi Asset Income Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Security Income Fund - Floating Rate Strategies Series, as a Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Security Income Fund - Macro Opportunities Series, as a Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Security Income Fund - Total Return Bond Series, as a Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Shriners Hospitals for Children, as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Stichting PGGM Depositary, as a Lender

By: Acting in its capacity as depositary of PGGM High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

The AbitibiBowater Inc. US Master Trust for Defined Benefit Plans, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

The North River Insurance Company, as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

Wake Forest University, as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

[Signature Page to First Amendment]

ACE Tempest Reinsurance Ltd, as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

Oregon Public Employees Retirement Fund, as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR CORPORATE CREDIT PARTNERS L.P., as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR FINANCIAL CLO 2005-2, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR FINANCIAL CLO 2006-1, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR FINANCIAL CLO 2007-1, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR FINANCIAL CLO 2007-A, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

KKR FINANCIAL CLO 2011-1, LTD., as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

Montpelier Capital Limited, as a Lender

By: KKR Asset Management LLC

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment]

JMP Credit Advisors CLO I Ltd., as a Lender
By: Cratos CDO Management LLC As Attorney-in-Fact
By: JMP Credit Advisors LLC Its Manager

By:	/s/ Renee Lefebvre
Name:	Renee Lefebvre
Title:	Managing Director

[Signature Page to First Amendment]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Matthew Schnobel
Name:	Matthew Schnobel
Title:	Vice President

[Signature Page to First Amendment]

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV, as a Lender

By: Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
Name:	Sabrina Holub
Title:	Client Service Manager

[Signature Page to First Amendment]

Guggenheim U.S. Loan Fund, as a Lender

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
Name:	Sabrina Holub
Title:	Client Service Manager

[Signature Page to First Amendment]

Guggenheim U.S. Loan Fund II, as a Lender

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
Name:	Sabrina Holub
Title:	Client Service Manager

[Signature Page to First Amendment]

Guggenheim U. S. Loan Fund III, as a Lender

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
Name:	Sabrina Holub
Title:	Client Service Manager

[Signature Page to First Amendment]

KKR Corporate Lending LLC, as a Lender

By:	/s/ John Knox
Name:	John Knox
Title:	Controller

[Signature Page to First Amendment]

Nob Hill CLO Limited, as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment]

Barclays Bank PLC, as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

[Signature Page to First Amendment]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

[Signature Page to First Amendment]

Bank of Montreal, Chicago Branch, as a Lender

By:	/s/ Gregory F. Tomczyk
Name:	Gregory F. Tomczyk
Title:	Director

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Tyler R. Swift
Name:	Tyler R. Swift
Title:	Associate

[Signature Page to First Amendment]

AGF FLOATING RATE INCOME FUND, as a Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment]

Eaton Vance CDO VII PLC, as Lender
By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment]

Eaton Vance CDO VIII, Ltd., as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment]

Eaton Vance CDO IX, Ltd. as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to First Amendment]

Eaton Vance CDO IV, Ltd. as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

[ILLEGIBLE], as Lender
By: [ILLEGIBLE]

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance Floating Rate Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance International (Cayman Islands) Floating Rate Income Portfolio, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance Senior Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance Short Duration Diversified Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance [ILLEGIBLE] Senior Loan Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance Limited Duration Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Grayson & Co., as a Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

MET Investors Series Trust- Met Eaton Vance Floating Rate Portfolio, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Pacific Life Funds- PL Floating Rate Loan Fund, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Columbia Funds Variable Series Trust II — Variable Portfolio — Eaton Vance Floating-Rate Income Fund, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Senior Debt Portfolio, as a Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Eaton Vance VT Floating-Rate Income Fund, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to First Amendment]

Bayernlnvest Kapitalanlagegesellschaft mbH for account and on behalf of the Bayernlnvest Alternative Loan Fonds, Segment GoldenTree, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
0Title: Director — Bank Debt

[Signature Page to First Amendment]

GoldenTree Credit Opportunities 2012-1 Financing, Limited, as a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to First Amendment]